                                                                  EXHIBIT 10.37

                                    JOINDER
                                    TO THE
                             EQUITY CALL AGREEMENT

        As of October 27, 1997, Paribas Principal Incorporated ("PPI") is hereby made a party to the Equity Call Agreement (the "Equity Call Agreement") dated June 16, 1997 among Physician Health Corporation ("PHC"), Metroplex Hematology/Oncology Associates, Weston Presidio Capital Partners L.C. ("WPC"), and the other Investors named therein. PPI is hereby treated as, and shall enjoy all rights and obligations of, an "Investor," as such term is defined in the Equity Call Agreement. Exhibit 1 attached hereto shall replace Exhibit 1 to the Equity Call Agreement.

        Notwithstanding anything to the contrary contained herein or in the Equity Call Agreement, (i) the agent under the Credit Agreement, dated as of October 27, 1997, by and among PHC, the financial institutions from time to time party thereto, and Banque Paribas, as agent (the "Credit Agreement"), shall have the right to request an Equity Payment (as defined in the Equity Call Agreement) be made pursuant to the terms of Section 1 of the Equity Call Agreement and such request shall have the same effect as though such request was made by the Seller (as defined in the Equity Call Agreement) or the Company (as defined in the Equity Call Agreement); provided however, that the agent under the Credit Agreement shall only have the right to make such a request in accordance with and pursuant to, the terms of the Credit Agreement and (ii) the agent under the Subordinated Loan Agreement, dated as of October 27, 1997, by and among PHC, the financial institutions from time to time party thereto, and Paribas Capital Funding LLC, as agent (the "Subordinated Loan Agreement"), shall have the right to request an Equity Payment (as defined in the Equity Call Agreement) be made pursuant to the terms of Section 1 of the Equity Call Agreement and such request shall have the same effect as though such request was made by the Seller (as defined in the Equity Call Agreement) or the Company (as defined in the Equity Call Agreement); provided however, that the agent under the Subordinated Loan Agreement shall only have the right to make such a request in accordance with and pursuant to, the terms of the Subordinated Loan Agreement.

                                       PHYSICIAN HEALTH CORPORATION


                                       -------------------------------
                                       By:
                                       Title:

                                                              Signature Page
                                                              Joinder to Equity
                                                              Call Agreement


                                       PARIBAS PRINCIPAL INCORPORATED


                                       -----------------------------------------
                                       By:
                                       Title:


                                       METROPLEX HEMATOLOGY/ONCOLOGY
                                       ASSOCIATES, L.L.P.


                                       -----------------------------------------
                                       By:
                                       Title:


                                       WESTON PRESIDIO CAPITAL PARTNERS II, L.P.

                                       By WESTON PRESIDIO CAPITAL II, L.P.


                                       -----------------------------------------
                                       By:
                                       Title:


                                       BANCBOSTON VENTURES, INC.


                                       -----------------------------------------
                                       By:
                                       Title:

                                                              Signature Page
                                                              Joinder to Equity
                                                              Call Agreement


                                       MERCURY ASSET MANAGEMENT plc.
                                        on behalf of ROWAN NOMINEES LIMITED


                                       -----------------------------------------
                                       By:
                                       Title:


                                       NATWEST VENTURES INVESTMENTS LIMITED


                                       -----------------------------------------
                                       By:
                                       Title:


                                       ST. PAUL VENTURE CAPITAL IV, LLC


                                       -----------------------------------------
                                       By:
                                       Title:


                                       PARTECH U.S. PARTNERS III C.V.


                                       -----------------------------------------
                                       By:
                                       Title:


                                       U.S. GROWTH FUND PARTNERS C.V.


                                       -----------------------------------------
                                       By:
                                       Title:

                                                              Signature Page
                                                              Joinder to Equity
                                                              Call Agreement


                                       AXA U.S. GROWTH FUND LLC


                                       -----------------------------------------
                                       By:
                                       Title:


                                       DOUBLE BLACK DIAMOND II LLC


                                       -----------------------------------------
                                       By:
                                       Title:


                                       ALMANORI LIMITED


                                       -----------------------------------------
                                       By:
                                       Title:


                                       MULTINVEST LIMITED


                                       -----------------------------------------
                                       By:
                                       Title:


                                       NATIONAL CITY VENTURE CORPORATION


                                       -----------------------------------------
                                       By:
                                       Title: